FIFTH AMENDMENT TO BUSINESS AGREEMENT This Fifth Amendment, effective as of August 13, 2018, further amends the Business Agreement (the “Agreement”) dated the 1st day of May, 2010, by and among JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK (“Insurance Company”), a life insurance company organized under the laws of the State of Michigan (on behalf of itself and certain of its separate accounts); JACKSON NATIONAL DISTRIBUTORS LLC (the “Distributor”), a limited liability company organized under the laws of the State of Michigan; AMERICAN FUNDS DISTRIBUTORS, INC. (“AFD”), a corporation organized under the laws of the State of California; and CAPITAL RESEARCH AND MANAGEMENT COMPANY (“CRMC”), a corporation organized under the laws of the State of Delaware. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed such terms in the Agreement. WHEREAS, Insurance Company has issued or proposes to issue, now and in the future, certain multi-manager variable annuity contracts that provide certain funds (“Funds”) of the JNL Series Trust and/or the Jackson Variable Series Trust (each a “Trust”) as non-exclusive investment options (the “Contracts”); WHEREAS, the parties desire to amend Schedule A of the Agreement; NOW, THEREFORE, in consideration of the foregoing and of mutual covenants and conditions set forth herein and for other good and valuable consideration, Insurance Company, Distributor, AFD and CRMC hereby agree as follows: 1. Attachment A to the Agreement is hereby deleted in its entirety and replaced with Attachment A hereto. Such Attachment A may be amended from time to time by mutual agreement in writing, pursuant to the terms of a Master Participation Agreement among the Series, CRMC, the JNL Series Trust and the Insurance Company, dated May 1, 2010, and/or the Master Participation Agreement among the Series, CRMC, the Jackson Variable Series Trust and the Insurance Company, dated February 1, 2012. 2. Attachment D to the Agreement is hereby deleted in its entirety and replaced with Attachment D hereto. Except as expressly supplemented, amended or consented to hereby, all of the representations and conditions of the Agreement will remain unamended and will continue to be in full force and effect. IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written. JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK (on behalf of itself and each Account) AMERICAN FUNDS DISTRIBUTORS, INC. By: /s/ Andrew J. Bowden By: /s/ Timothy W. McHale Name: Andrew J. Bowden Name: Timothy W. McHale Title: SVP & General Counsel Title: Secretary JACKSON NATIONAL LIFE DISTRIBUTORS LLC CAPITAL RESEARCH AND MANAGEMENT COMPANY By: /s/ Scott Golde By: /s/ Maria Manotok Name: Scott Golde Name: Maria Manotok Title: General Counsel Title: Sr VP

ATTACHMENT A Master Funds and Corresponding Funds JNL Series Trust American Funds Insurance Series Master Funds: Trust Funds: American Funds Insurance Series - Growth-Income FundSM JNL/American Funds Growth-Income Fund American Funds Insurance Series - International FundSM JNL/American Funds International Fund American Funds Insurance Series - Blue Chip Income and Growth FundSM JNL/American Funds Blue Chip Income and Growth Fund American Funds Insurance Series - New World FundSM JNL/American Funds New World Fund American Funds Insurance Series - Global Bond FundSM JNL/American Funds Global Bond Fund American Funds Insurance Series - Global Small Capitalization FundSM JNL/American Funds Global Small Capitalization Fund American Funds Insurance Series - Asset Allocation FundSM JNL/American Funds Balanced Fund American Funds Insurance Series – Capital Income BuilderSM JNL/American Funds Capital Income Builder Fund Jackson Variable Series Trust American Funds Insurance Series Master Funds: Trust Funds: American Funds Insurance Series - Growth FundSM JNL/American Funds Growth Fund American Funds Insurance Series - Global Growth FundSM JNL/American Funds Global Growth Fund

ATTACHMENT D Trust Funds Investing in Multiple Master Funds Trust Funds: Underlying Funds: JNL/American Funds Moderate Growth Allocation Fund (formerly, JNL/American Funds Balanced Allocation Fund) American Funds Insurance Series Master Funds Global Growth FundSM Global Small Capitalization FundSM Growth FundSM International FundSM New World Fund® Blue Chip Income and Growth FundSM Global Growth and Income FundSM Growth-Income FundSM International Growth and Income FundSM Asset Allocation FundSM Global Balanced FundSM Bond FundSM Global Bond FundSM High-Income Bond FundSM Mortgage FundSM U.S. Government/AAA-Rated Securities FundSM Retail Funds AMCAP Fund® American Balanced Fund® American Funds Corporate Bond Fund® American Funds Developing World Growth and Income FundSM American Funds Emerging Markets Bond Fund® American Funds Global Balanced FundSM American Funds Inflation Linked Bond Fund® American Funds Mortgage Fund® American Funds Strategic Bond FundSM American High-Income Trust® American Mutual Fund® Capital Income Builder® Capital World Bond Fund® Capital World Growth and Income Fund® EuroPacific Growth Fund® Fundamental Investors® Intermediate Bond Fund of America® International Growth and Income Fund® New Perspective Fund® New World Fund® SMALLCAP World Fund® Short-Term Bond Fund of America® The American Funds Income Series - U.S. Government Securities Fund The Bond Fund of America® The Growth Fund of America® The Income Fund of America® The Investment Company of America®

Trust Funds: Underlying Funds: The New Economy Fund® Washington Mutual Investors FundSM JNL/American Funds Growth Allocation Fund American Funds Insurance Series Master Funds Global Growth FundSM Global Small Capitalization FundSM Growth FundSM International FundSM New World Fund® Blue Chip Income and Growth FundSM Global Growth and Income FundSM Growth-Income FundSM International Growth and Income FundSM Asset Allocation FundSM Global Balanced FundSM Bond FundSM Global Bond FundSM High-Income Bond FundSM Mortgage FundSM U.S. Government/AAA-Rated Securities FundSM Retail Funds AMCAP Fund® American Balance Fund® American Funds Corporate Bond Fund American Funds Developing World Growth and Income Fund American Funds Emerging Markets Bond Fund® American Funds Global Balanced FundSM American Funds Inflation Linked Bond Fund® American Funds Mortgage Fund® American Funds Strategic Bond FundSM American High-Income Trust® American Mutual Fund® Capital Income Builder® Capital World Bond Fund® Capital World Growth and Income Fund® EuroPacific Growth Fund® Fundamental Investors® Intermediate Bond Fund of America® International Growth and Income Fund® New Perspective Fund® New World Fund® SMALLCAP World Fund® Short-Term Bond Fund of America® The American Funds Income Series - U.S. Government Securities Fund SM The Bond Fund of America® The Growth Fund of Americ®a The Income Fund of America® The Investment Company of America® The New Economy Fund® Washington Mutual Investors FundSM